SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: (Date of earliest event reported): December 2, 2003

Chico’s FAS, Inc.
(Exact Name of Registrant as Specified in its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

0-21258	59-2389435

(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway, Fort Myers, Florida	33912

(Address of Principal Executive Offices)	(Zip code)

(239) 277-6200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

SIGNATURES
INDEX TO EXHIBITS
EX-99.1 Press Release

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

99.1 Chico’s FAS, Inc. Press Release dated December 2, 2003

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On December 2, 2003, Chico’s FAS, Inc. issued a press release announcing its third quarter earnings. A copy of the press release is furnished as an Exhibit to this Report on Form 8-K (Exhibit 99.1).

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.

Date: December 2, 2003	By: /s/ Charles J. Kleman Charles J. Kleman, Executive Vice President — Chief Operating Officer and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of Chico’s FAS, Inc. dated December 2, 2003